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(LOGO) SECURITY BENEFIT LIFE(SM)
       INSURANCE COMPANY

VARIABLE ANNUITY

Please type or print in black ink.

1. TYPE OF ANNUITY CONTRACT

[ ]  Non Qualified   [ ] 408A Roth IRA
[ ]  403(b) TSA
[ ]  408 IRA         [ ] CONTRIBUTION YEAR ________

2. ANNUITANT

_________________        ________        ________________________
Name of Annuitant
(First)                    (MI)                   (Last)

[ ] Male    [ ] Female

_________________________________________________________________
Mailing Address                                        Apt.

_________________________________________________________________
City

__ __      __ __ __ __ - __ __ __ __ __
State      Zip Code

__ __ / __ __ / __ __ __ __
Date of Birth

__ __ __ __ __ __ __ __ __
Social Security Number / Tax I.D. Number

__ __ __ - __ __ __ - __ __ __ __
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

_________________________________________________________________
E-Mail Address

3. OWNER (APPLICANT)

_________________        ________        ________________________
Name of Owner
(First)                    (MI)                   (Last)

[ ] Male    [ ] Female

_________________________________________________________________
Mailing Address                                        Apt.

_________________________________________________________________
City

__ __      __ __ __ __ __ - __ __ __ __
State      Zip Code

__ __ / __ __ / __ __ __ __
Date of Birth

__ __ __ __ __ __ __ __ __
Social Security Number / Tax I.D. Number

__ __ __ - __ __ __ - __ __ __ __
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

_________________________________________________________________
E-Mail Address

_________________________________________________________________
Residential Address (if different than mailing address)      Apt.

_________________________________________________________________
City

__ __      __ __ __ __ __ - __ __ __ __
State      Zip Code

4. JOINT OWNER

___________________      ________        ________________________
Name of Joint Owner
(First)                    (MI)                   (Last)

[ ] Male    [ ] Female

_________________________________________________________________
Address                                                Apt.

_________________________________________________________________
City

__ __      __ __ __ __ __ - __ __ __ __
State      Zip Code

__ __ / __ __ / __ __ __ __
Date of Birth

__ __ __ __ __ __ __ __ __
Tax I.D. Number / Social Security Number

__ __ __ - __ __ __ - __ __ __ __
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

_________________________________________________________________
E-Mail Address

5. PRIMARY BENEFICIARY(IES)

   Name               DOB            Relationship           %
                                       to Owner
1. ______________________________________________________________

2. ______________________________________________________________

3. ______________________________________________________________

4. ______________________________________________________________

6. CONTINGENT BENEFICIARY(IES)

   Name               DOB            Relationship           %
                                       to Owner
1. ______________________________________________________________

2. ______________________________________________________________

    MAIL TO: SECURITY BENEFIT - ONE SECURITY BENEFIT PLACE - TOPEKA, KANSAS
                      66636-0001 OR FAX TO: 1-785-438-5177
                 ALSO VISIT US ONLINE AT WWW.SECURITYBENEFIT.COM
         QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.

V9494 (R5-05)                                                     AdvisorDesigns
                                                             14-94944-00 R (1/4)

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7. ALLOCATION OF PURCHASE PAYMENTS

__ % Rydex VT Electronics            __ % Rydex VT Small Cap Value
__ % Rydex VT Internet               __ % AIM V.I. Capital Appreciation
__ % Rydex VT Telecommunications     __ % Rydex VT Mid Cap Growth
__ % Rydex VT Technology             __ % Rydex VT Medius
__ % Rydex VT Precious Metals        __ % Strong Opportunity II
__ % Rydex VT Biotechnology          __ % Rydex VT Mid Cap Value
__ % Rydex VT Energy Services        __ % RVT CLS AdvisorOne Amerigo
__ % Rydex VT Utilities              __ % Rydex VT Velocity 100
__ % Rydex VT Basic Materials        __ % Rydex VT OTC
__ % Rydex VT Energy                 __ % Fidelity VIP Growth Opp
__ % Rydex VT Retailing              __ % Rydex VT Large Cap Growth
__ % Rydex VT Financial Services     __ % Rydex VT Titan 500
__ % Rydex VT Transportation         __ % Rydex VT Nova
__ % Rydex VT Banking                __ % Fidelity VIP Index 500
__ % Rydex VT Leisure                __ % Fidelity VIP Contrafund
__ % Rydex VT Health Care            __ % Neuberger Berman AMT
__ % Rydex VT Consumer Products           Partners
__ % Rydex VT Real Estate            __ % Neuberger Berman AMT
__ % Rydex VT Arktos                      Guardian
__ % Rydex VT Ursa                   __ % RVT CLS AdvisorOne Clermont
__ % Rydex VT Sector Rotation        __ % Rydex VT Large Cap Value
__ % Rydex VT Juno                   __ % Federated High Income Bond II
__ % Rydex VT Inverse Dynamic Dow    __ % Potomac Dynamic VP HY Bond
__ % Rydex VT Long Dynamic Dow       __ % PIMCO VIT Real Return
__ % Rydex VT Inverse Small Cap      __ % Fidelity VIP Inv Grade Bond
__ % Rydex VT Inverse Mid Cap        __ % PIMCO VIT Total Return
__ % Rydex VT Large Cap Europe       __ % Rydex VT US Government Bond
__ % Rydex VT Large Cap Japan        __ % Federated Fund US Govt Sec II
__ % SBL Global                      __ % Rydex VT US Govt Money
__ % Rydex VT Small Cap Growth            Market
__ % Rydex VT Mekros                 __ % Potomac VP Money Market
__ % SBL Small Cap Value             MUST TOTAL 100%

8. SALARY REDUCTION INFORMATION

[ ] Salary Savings
    Annual Contribution Amount $_______________________
    Number of Payments Per Year________________________
    Payor I.D. ___________________________________________
                  (to be completed by Representative)

_________________________________________________________________
Employer Name

_________________________________________________________________
Mailing Address                                             Apt.

_________________________________________________________________
City

__ __      __ __ __ __ - __ __ __ __ __
State      Zip Code

_________________________________________________________________
Billing Statement Address                                   Apt.

_________________________________________________________________
City

__ __      __ __ __ __ - __ __ __ __ __
State      Zip Code

Beginning Date __________________________________________________

Will Employer match contributions? [ ] Yes [ ] No

__ __ __ - __ __ __ - __ __ __ __
Employer Phone Number

_________________________________________________________________
Employer E-Mail Address

Skip Payment Frequency Applicable? [ ] Yes [ ] No

Months to Skip: _________________________________________________

9. REPLACEMENT

1. Do you currently have any existing annuity or insurance policies?
   [ ] No   [ ] Yes, see list below.

2. Does this proposed contract replace or change any existing annuity or insurance policy? [ ] No [ ] Yes If yes, please list company and policy number
_________________________________________________________________

_________________________________________________________________

Please note that if this proposed contract replaces or changes an existing policy, the agent shall submit a copy of the Replacement Notice with this application and is required to leave with the applicant a copy of any written material presented to the applicant.

10. POLICY AND OPTIONAL RIDERS

INCOME RIDERS:

  [ ] Guaranteed Minimum Income Benefit*
      [ ] 3% [ ] 5%
  [ ] Dollar for Dollar Living Benefit**

DEATH BENEFIT RIDERS:

  [ ] Combination Annual Stepped Up and Guaranteed Growth at 5% Death Benefit*
  [ ] Combination Enhanced and Annual Stepped Up Death Benefit
  [ ] Combination Enhanced and Guaranteed Growth at 5% Death Benefit*
  [ ] Combination Enhanced, Annual Stepped Up and Guaranteed Growth at 5% Death
      Benefit*
  [ ] Dollar for Dollar Combination Benefit**
  [ ] Annual Stepped Up Death Benefit
  [ ] Guaranteed Growth Death Benefit*
      [ ] 3% [ ] 5% [ ] 6% [ ] 7%
  [ ] Enhanced Death Benefit

CREDIT ENHANCEMENT RIDERS:

      [ ] 3% [ ] 4% [ ] 5%

SURRENDER CHARGE RIDERS:

  [ ] Nursing Home, Terminal Illness, Disability
  [ ] 0-year Alternate Withdrawal Charge Rider
  [ ] 4-year Alternate Withdrawal Charge Rider

TOTAL PROTECTION RIDER:

  [ ] 5% Total Protection

GUARANTEED WITHDRAWAL BENEFITS RIDERS:

  [ ] Annual Withdrawal Benefit 5%; Benefit Amount 130%
  [ ] Annual Withdrawal Benefit 6%; Benefit Amount 110%
  [ ] Annual Withdrawal Benefit 7%; Benefit Amount 100%

Please select only one Rider from each Rider Category above. For example, you may select only one Death Benefit from those listed under "Death Benefit Riders" above.

* Under these riders, the maximum annual effective interest rate used in computing benefits is 4% for Contract Value allocated to the Money Market Subaccounts and the Fixed Account even if you select a rider that calculates benefits based upon a rate of 5%, 6% or 7%. If you expect to invest significantly in those Accounts, you may want to select a rate of 4% or less. Otherwise, you may pay for a higher rate without realizing the benefit.

**Under these riders, the maximum interest rate used in computing benefits is 3% for Contract Value allocated to the Low Duration Subaccounts (as defined in the rider) and the Fixed Account although these riders otherwise calculate benefits based upon an annual effective interest rate of 6%.

V9494 (R5-05)                                 AdvisorDesigns 14-94944-00 R (2/4)


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11. ELECTRONIC TRANSFER PRIVILEGE

[ ] If you do not wish to authorize Electronic Transfers, you must check this box. SBL will make transfers, account changes and effect various other transactions based on instructions received via telephone, Internet, or other available electronic means.

12. STATEMENT OF UNDERSTANDING

I have been given and understand a current prospectus that describes the contract for which I am applying and a current prospectus for each of the funds which underlie each Subaccount above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Subaccounts may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all risk of investment unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on redemption imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's
Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.

13. TAX IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

13. TAX IDENTIFICATION NUMBER CERTIFICATION (CONTINUED)

X_________________________________________________________________
Signature of Owner              Date (Month/Day/Year)

__________________________________________________________________
Signed at (City-State)          Date (Month/Day/Year)

X_________________________________________________________________
Signature of Joint Owner        Date (Month/Day/Year)

CERTIFICATION INSTRUCTIONS: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

14. REGISTERED REPRESENTATIVE/DEALER INFORMATION

Representative's Statement - Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in question 9 above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If yes, please comment below.
    _____________________________________________________________

    _____________________________________________________________

    _____________________________________________________________

    _____________________________________________________________

    _____________________________________________________________

X________________________________________________________________
Signature of Agent                     Date (Month/Day/Year)

_________________________________________________________________
Print Name of Agent

_________________________________________________________________
Registered Agent's License I.D. Number

_________________________________________________________________
Print Name of Broker/Dealer

__ __ __ - __ __ __ - __ __ __ __
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

_________________________________________________________________
Broker Account Number

_________________________________________________________________
Brokerage Group Number

For Registered Representative Use Only:
Option(1): [ ] A  [ ] B (default)  [ ] C  [ ] D

(1) Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.


V9494 (R5-05)                                 AdvisorDesigns 14-94944-00 R (3/4)

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(LOGO) SECURITY BENEFIT LIFE(SM)
       INSURANCE COMPANY


                          VARIABLE ANNUITY APPLICATION
                               STATE DISCLOSURES

ALL JURISDICTIONS EXCEPT AR, AZ, CT, DC, FL, KS, KY, LA, ME, MN, NJ, NM, OH, OK, PA, TX, VA, VT AND WA.

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

NJ ONLY

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OK ONLY

Warning: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.

WA AND VT ONLY

Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

OR ONLY

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

AR, DC, KY, ME, NM, OH AND PA ONLY

Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

CT AND TX ONLY

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud, as determined by a court of competent jurisdiction.

LA ONLY

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

FL ONLY

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree.

AZ ONLY

Upon written request, the Company will provide additional information regarding the benefits and provisions of this annuity contract to the Owner/Applicant. If for any reason, the Owner/Applicant is not satisfied with this annuity contract, the Owner/Applicant may return the contract within 10 days after the contract is delivered and receive a refund equal to the sum of the difference between the premiums paid, including any contract fees or other charges, and the amounts allocated to any separate accounts under the contract, and the value of the amounts allocated to any separate accounts under the contract on the date the returned contract is received by the Company.

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


V9494 (R5-05)                                 AdvisorDesigns 14-94944-00 R (4/4)